                                                                   EXHIBIT 10.14


                 INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT


                 This Intercreditor and Collateral Agency Agreement (this "Agreement"), dated as of the 20th day of June, 1995, is by and among BT Commercial Corporation, a Delaware corporation (in its individual capacity, "BTCC"), in its capacity as agent (in such capacity, the "LC Agent") for itself and the other lenders from time to time under the Letter of Credit Facility Agreement (BTCC, in its capacity as such a lender, and such other lenders, collectively, the "LC Lenders"), and in its capacity as a LC Lender, The Prudential Insurance Company of America ("Prudential"), in its capacity as the lender under the Revolving Credit Agreement (in such capacity, the "Revolving Lender"), Shawmut Bank Connecticut, National Association, in its capacity as trustee under the First Priority Notes Indenture (Shawmut Bank Connecticut, National Association, in such capacity, or any successor thereto in such capacity in accordance with the First Priority Notes Indenture, herein called the "First Priority Notes Indenture Trustee"), any other LC Lender which becomes a signatory to this Agreement as provided in Section 17(a) hereof, any Refinancing Person who becomes a signatory to this Agreement as provided in
Section 17(b) hereof, any Second Priority Notes Indenture Trustee which becomes a signatory to this Agreement as provided in Section 17(c) hereof, and BTCC, in its capacity as Collateral Agent. All terms used herein which are defined in
Section 1 hereof or in the text of any other Section hereof shall have the meanings given therein.

                                  WITNESSETH:

                 WHEREAS, pursuant to the Revolving Credit Agreement the Revolving Lender is making on the date hereof and may from time to time hereafter make Revolving Loans to the Company; and

                 WHEREAS, pursuant to the First Priority Note Agreement the Company is issuing the First Priority Notes under the First Priority Notes Indenture; and

                 WHEREAS, the Company has agreed to offer to exchange the First Priority Exchange Notes issued under the First Priority Notes Indenture for the First Priority Notes; and

                 WHEREAS, pursuant to the Letter of Credit Facility Agreement the LC Lenders are issuing or causing to be issued on the date hereof Letters of Credit for the account of the Company and may from time to time hereafter issue or cause to be issued Letters of Credit for the account of the Company and make loans to the Company to fund the Company's reimbursement obligations to the LC Lenders with respect to draws upon such Letters of Credit; and

                 WHEREAS, the Company may hereafter issue the Second Priority Notes under the Second Priority Notes Indenture in exchange for the Company's 10.25% Notes due 2001 and, if the Second Priority Notes are issued, the Company may offer to exchange the Second Priority Exchange Notes under the Second Priority Notes Indenture for the Second Priority Notes; and

                 WHEREAS, pursuant to the Guaranty Agreement the Guarantors have guarantied the Secured Indebtedness; and

                 WHEREAS, pursuant to the Collateral Documents the Loan Parties are granting to the Collateral Agent, for the benefit of the Secured Parties, liens upon and security interests in the Collateral to secure the Secured Indebtedness; and

                 WHEREAS, the LC Agent, the LC Lenders, Prudential, the First Priority Notes Indenture Trustee, any Second Priority Notes Indenture Trustee and any Refinancing Person desire to appoint BTCC as their agent with respect to Collateral and the Guaranty Agreement; and

                 WHEREAS, the LC Agent, the LC Lenders, Prudential, the First Priority Notes Indenture Trustee, any Second Priority Notes Indenture Trustee, any Refinancing Person and the Collateral Agent desire to agree upon the priorities for the application of any proceeds from the Collateral and the Guaranty Agreement and to agree upon various other matters with respect to their respective agreements with the Loan Parties and their rights thereunder.

                 NOW, THEREFORE, for the above reasons, in consideration of the mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                 1.       Definitions.

                 For the purposes of this Agreement, the following terms shall have the meanings specified with respect thereto below. Any plural term that is used herein in the singular shall be taken to mean each entity or item of the defined class and any singular term that is used herein in the plural shall be taken to mean all of the entities or items of the defined class, collectively.

                 "AVOIDED PAYMENTS" shall mean any payment of any Secured Indebtedness made to any Secured Party hereunder that is subsequently invalidated, declared fraudulent or preferential, set aside or required to be paid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause.

                 "CAPITAL STOCK" in any Person shall mean any and all shares, interests, participations or other equivalents in the equity interest (however designated) in such Person and any rights (other than debt securities convertible into an equity interest), warrants or options to acquire an equity interest in such Person.

                 "COLLATERAL" shall mean all property and assets, and interests in property and assets, upon or in which any Loan Party has granted a lien or security interest to the Collateral Agent to secure the Secured Indebtedness.

                 "COLLATERAL AGENT" shall mean BTCC, in its capacity as agent for the Secured Parties pursuant to this Agreement, or any successor or replacement agent which may be appointed pursuant to this Agreement.

                 "COLLATERAL AGENT EXPENSES" shall mean, without limitation, all costs and expenses incurred by the Collateral Agent under this Agreement when acting with a good faith belief that its actions are not contrary to the provisions of this Agreement, including in connection with the realization upon or protection of the Collateral or enforcing or defending any lien upon or security interest in the Collateral or any other action taken under or in connection with this Agreement, expenses incurred for legal counsel in connection with the foregoing, and any other costs, expenses or liabilities incurred by the Collateral Agent for which the Collateral Agent is entitled to be reimbursed or indemnified pursuant to this Agreement, any Collateral Document or the Guaranty Agreement.

                 "COLLATERAL AGENT OBLIGATIONS" shall mean, without duplication, (a) all obligations of any and each Loan Party to pay, reimburse or indemnify the Collateral Agent for any Collateral Agent Expenses and (b) all obligations of the Guarantors to pay any amount described in clause (a) of this definition pursuant to any Guaranty Agreement.

                 "COLLATERAL DOCUMENTS" shall mean the Security Agreements, the Pledge Agreements, the Mortgages, the other agreements, documents and instruments set forth on Annex 1 hereof, any other agreement, document or instrument in effect on the date hereof or executed by any Loan Party with the written consent of the Requisite First Priority Noteholders and the Requisite Working Capital Lenders after the date hereof under which such Loan Party has granted a lien upon or security interest in any property or assets to the Collateral Agent to secure all or any part of the Secured Indebtedness, all financing statements, certificates, documents and instruments relating thereto or executed or provided in connection therewith, and the Guaranty Agreement, each as amended, restated, supplemented or otherwise modified from time to time.

                 "COMPANY" shall mean Envirodyne Industries, Inc., a Delaware corporation.

                 "CONTROL" shall mean (except as otherwise specifically provided herein) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Securities, by agreement or otherwise; and the terms "Controlling" and "Controlled" have meanings correlative to the foregoing.

                 "ENFORCEMENT" shall mean (a) for any Secured Party or any holder of any Secured Note to make demand for payment of or accelerate the time for payment prior to the scheduled payment date of any Secured Note or any Letter of Credit Collateral Obligation, (b) for the Revolving Lender to terminate its commitment to make Revolving Loans pursuant to the Revolving Credit Agreement (but not including the expiration of such commitment on the Revolving Loans Termination Date or termination of such commitment upon the refinancing thereof), (c) for any LC Lender to terminate its respective commitment to issue or cause the issuance of Letters of Credit pursuant to the Letter of Credit Facility Agreement (but not including the expiration of such commitment on the Letter of Credit Facility Expiration Date or termination of such commitment upon the refinancing thereof), (d) for any Secured Party or any holder of any Secured Note to commence the judicial enforcement of any rights or remedies under or with respect to any Financing Agreement, any Secured Note or any Secured Indebtedness, or to setoff or appropriate any balances held by it for the account of any Loan Party or any other property at any time held or owing by it to or for the credit or for the account of any Loan Party, (e) for the Collateral Agent to commence the judicial enforcement of any rights or remedies under any Collateral Document (other than an action solely for the purpose of establishing or defending the lien or security interest intended to be created by any Collateral Document upon or in any Collateral as against or from claims of third parties on or in such Collateral), to setoff or appropriate any balances held by it for the account of any Loan Party or any other property at any time held or owing by it to or for the credit or for the account of any Loan Party or to otherwise take any action to realize upon the Collateral, or (f) the commencement by, against or with respect to any Loan Party of any proceeding under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law or for the appointment of a receiver for such Loan Party or its assets.

                 "EVENT OF DEFAULT" shall mean an "Event of Default", as defined in any Financing Agreement.

                 "FINANCING AGREEMENT" shall mean any of the Revolving Credit Agreement, the Letter of Credit Facility Agreement, the First Priority Note Agreement, the First Priority Notes Indenture, and any Second Priority Notes Indenture.

                 "FIRST PRIORITY EXCHANGE NOTES" shall mean any of the Company's 12% First Priority Senior Secured Notes due 2000, Series B, or Floating Rate First Priority Senior Secured Notes due 2000, Series D issued under the First Priority Notes Indenture.

                 "FIRST PRIORITY INDEBTEDNESS" shall mean, without duplication,
(a) the outstanding principal amount of the Revolving Loans, the outstanding principal amount of the First Priority Notes, the outstanding principal amount of the First Priority Exchange Notes, and all of the other present or future indebtedness, liabilities and obligations of the Company now or hereafter owed to the Revolving Lender, the holders of the Revolving Notes, the holders of the First Priority Notes, the holders of the First Priority Exchange Notes or the First Priority Notes Indenture Trustee evidenced by or arising under, by virtue or pursuant to the Revolving Credit Agreement, the First Priority Note Agreement, the First Priority Notes Indenture, the Revolving Notes, the First Priority Notes or the First Priority Exchange Notes, whether such indebtedness, liabilities and obligations are direct or indirect, joint, several or joint and several, now exist or hereafter arise, and all renewals and extensions thereof, including, without limitation, all interest on the Revolving Loans, the First Priority Notes and the First Priority Exchange Notes, any Yield-Maintenance Amounts and any Trustee Expenses of the First Priority Notes Indenture Trustee, and (b) all of the obligations of the Guarantors, and each of them, to pay any amount described in clause (a) of this definition under any Guaranty Agreement.

                 "FIRST PRIORITY NOTES" shall mean the Company's 12% First Priority Senior Secured Notes due 2000, Series A, and Floating Rate First Priority Senior Secured Notes due 2000, Series C, issued under the First Priority Notes Indenture.

                 "FIRST PRIORITY NOTE AGREEMENT" shall mean the Note Agreement, dated as June 20, 1995, between the Company and the purchasers identified therein pursuant to which such purchasers are purchasing the First Priority Notes, as amended, restated, supplemented or otherwise modified from time to time.

                 "FIRST PRIORITY NOTES INDENTURE" shall mean the Indenture, dated as of June 20, 1995, between the Company and the First Priority Notes Indenture Trustee under which the First Priority Notes and the First Priority Exchange Notes are being issued, as amended, restated, supplemented or otherwise modified from time to time.

                 "GECC INTERCREDITOR AGREEMENTS" shall mean the agreements set forth on Annex 2 hereto, in each case, dated as of June 20, 1995, between the Collateral Agent, on behalf of and for the benefit of the Secured Parties, and General Electric Capital Corporation, a New York corporation, as amended, restated, supplemented or otherwise modified from time to time.

                 "GUARANTORS" shall mean each of the Persons described on Annex 3 hereto, and any other Subsidiary of the Company becoming a party to the Guaranty Agreement.

                 "GUARANTY AGREEMENT" shall mean the Guaranty Agreement, dated as of June 20, 1995, made by the Guarantors in favor of the Collateral Agent, as amended, restated, supplemented or otherwise modified from time to time.

                 "LETTERS OF CREDIT" shall mean the letters of credit issued under the Letter of Credit Facility Agreement.

                 "LETTER OF CREDIT COMMITMENT" shall mean the commitment of the LC Lenders to issue or cause the issuance of Letters of Credit under the Letter of Credit Facility Agreement.

                 "LETTER OF CREDIT COLLATERAL OBLIGATIONS" shall mean, without duplication, (a) all of the obligations of the Company under Section 9.2(c) of the Letter of Credit Facility Agreement to deposit cash with the Collateral Agent with respect to Outstanding Letters of Credit Exposure, and (b) all of the obligations of the Guarantors, and each of them, to pay any amount described in clause (a) of this definition under any Guaranty Agreement.

                 "LETTER OF CREDIT FACILITY AGREEMENT" shall mean the Credit Agreement, dated as of June 20, 1995, among the Company, the LC Agent and the LC Lenders, as amended, restated, supplemented or otherwise modified from time to time.

                 "LETTER OF CREDIT FACILITY EXPIRATION DATE" shall mean the "Expiration Date", as defined in the Letter of Credit Facility Agreement.

                 "LETTER OF CREDIT OBLIGATIONS" shall mean, without duplication, (a) the obligation of the Company to reimburse the LC Agent or the LC Lenders with respect to any drawing under a Letter of Credit, all loans made by the LC Lenders under the Letter of Credit Facility Agreement to fund the Company's reimbursement obligations with respect to draws under Letters of Credit, the Letter of Credit Collateral Obligations, and all of the other present or future indebtedness, liabilities and obligations of the Company now or hereafter owed to the LC Agent or the LC Lenders evidenced by or arising under, by virtue of or pursuant to the Letter of Credit Facility Agreement or any Letter of Credit, whether such indebtedness, liabilities and obligations are direct or indirect, joint, several or joint and several, or now exist or hereafter arise, and all renewals and extensions thereof, and (b) all of the obligations of the Guarantors, and each of them, to pay any amount described in clause (a) of this definition under any Guaranty Agreement.

                 "LOAN PARTIES" shall mean the Company and the Guarantors.

                 "MORTGAGES" shall mean the Mortgages and Leasehold Mortgage set forth on Annex 4 hereto, each as amended, restated, supplemented or otherwise modified from time to time.

                 "OUTSTANDING LETTERS OF CREDIT EXPOSURE" at any time shall mean the aggregate undrawn face amount of all outstanding Letters of Credit at such time.

                 "PERSON" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, and a government or any department or agency thereof.

                 "PLEDGE AGREEMENTS" shall mean the Pledge Agreements, set forth on Annex 5 hereto, as amended, restated, supplemented or otherwise modified from time to time.

                 "REFINANCED PERSON" shall have the meaning given in Section 17(b).

                 "REFINANCING PERSON" shall have the meaning given in Section 17(b).

                 "REQUIRED SECURED PARTIES" at any time shall mean both the Requisite First Priority Noteholders and the Requisite Working Capital Lenders; provided, however, that notwithstanding the foregoing, from and after the 90th day following the date upon which a Requisite Working Capital Lenders' Notice is given, the Required Secured Parties shall mean the Requisite Working Capital Lenders.

                 "REQUISITE FIRST PRIORITY NOTEHOLDERS" at any time shall mean holders of First Priority Notes (or, without duplication, the First Priority Notes Indenture Trustee acting at the direction of holders of First Priority Notes) and holders of First Priority Exchange Notes (or, without duplication, the First Priority Notes Indenture Trustee acting at the direction of holders of First Priority Exchange Notes), representing, in the aggregate, 35% or more of the aggregate outstanding principal amount of all First Priority Notes and First Priority Exchange Notes.

                 "REQUISITE WORKING CAPITAL LENDERS" shall mean (a) at any time when any Letter of Credit Obligations are outstanding or the Letter of Credit Commitment is in effect, the Person(s) having a majority of the aggregate of the amount of the outstanding Letter of Credit Commitment and the outstanding amount of the Letter of Credit Obligations, and (b) at any other time, the holders of more than 50% of the aggregate outstanding amount of the Revolving Loans.

                 "REQUISITE WORKING CAPITAL LENDERS' NOTICE" shall mean a notice given hereunder, following the occurrence of a Serious Event of Default under the Letter of Credit Facility Agreement or the Revolving Credit Agreement, as the case may be, by the Requisite Working Capital Lenders to the other Secured Parties of the intention of the Requisite Working Capital Lenders giving such notice to give a direction to the Collateral Agent hereunder.

                 "REVOLVING COMMITMENT" shall mean the commitment of the Revolving Lender to make Revolving Loans under the Revolving Credit Agreement.

                 "REVOLVING CREDIT AGREEMENT" shall mean the Revolving Credit Agreement, dated as of June 20, 1995, between the Company and the Revolving Lender, as amended, restated, supplemented or otherwise modified from time to time.

                 "REVOLVING LOAN" shall mean a "Revolving Loan", as defined in the Revolving Credit Agreement.

                 "REVOLVING LOANS TERMINATION DATE" shall mean the "Revolving Loans Termination Date", as defined in the Revolving Credit Agreement.

                 "REVOLVING NOTE" shall mean a "REVOLVING NOTE", as defined in the Revolving Credit Agreement.

                 "SECOND PRIORITY EXCHANGE NOTES" shall mean any of the Company's promissory notes issued under the Second Priority Notes Indenture in exchange for the Second Priority Notes as permitted by the Financing Agreements.

                 "SECOND PRIORITY INDEBTEDNESS" shall mean, without duplication, (a) the outstanding principal amount of the Second Priority Notes, the outstanding principal amount of the Second Priority Exchange Notes, and all of the other present or future indebtedness, liabilities and obligations of the Company hereafter owed to the holders of the Second Priority Notes, the holders of the Second Priority Exchange Notes or the Second Priority Notes Indenture Trustee evidenced by or arising under, by virtue of or pursuant to the Second Priority Exchange Notes Indenture, the Second Priority Notes or the Second Priority Exchange Notes, whether such indebtedness, liabilities and obligations are direct or indirect, joint, several or joint and several, or now exist or hereafter arise, and all renewals and extensions thereof, including, without limitation, all interest on the Second Priority Notes and the Second Priority Exchange Notes, any prepayment premiums due with respect to the Second Priority Notes or the Second Priority Exchange Notes and any Trustee Expenses of the Second Priority Notes Indenture Trustee, if any, and (b) all of the obligations of the Guarantor, and each of them, to pay any amount described in clause (a) of this definition under any Guaranty Agreement.

                 "SECOND PRIORITY NOTES" shall mean the Company promissory notes issued under the Second Priority Notes Indenture in exchange for the Company's 10.25% Notes due 2001 as permitted by the Financing Agreements if issued.

                 "SECOND PRIORITY NOTES INDENTURE" shall mean the indenture, between the Company and the Second Priority Notes Indenture Trustee, under which any Second Priority Notes and any Second Priority Exchange Notes are issued, as amended, restated, supplemented or otherwise modified from time to time.

                 "SECOND PRIORITY NOTES INDENTURE TRUSTEE" shall mean the trustee under the Second Priority Notes Indenture.

                 "SECURED NOTES" shall mean any of the Revolving Notes, the First Priority Notes, the First Priority Exchange Notes, the Second Priority Notes, the Second Priority Exchange Notes and any promissory notes evidencing all or any part of the Letter of Credit Obligations.

                 "SECURED INDEBTEDNESS" shall mean the Collateral Agent Obligations, the Letter of Credit Obligations, the First Priority Indebtedness, the Second Priority Indebtedness, if any, and all of the other present or future indebtedness, liabilities and obligations of all and each of the Loan Parties now or hereafter owed to any Secured Party evidenced by or arising under, by virtue of or pursuant to the Financing Agreements, the Secured Notes, the Collateral Documents or the Guaranty Agreement, whether such indebtedness, liabilities and obligations are direct or indirect, joint, several or joint and several, or now exist or hereafter arise, and all renewals and extensions thereof.

                 "SECURED PARTIES" shall mean the Revolving Lender, the LC Agent, the LC Lenders, the First Priority Notes Indenture Trustee, for itself and on behalf of the holders of the First Priority Notes and the First Priority Exchange Notes, the Second Priority Notes Indenture Trustee, if any, for itself and on behalf of the holders of the Second Priority Notes and the Second Priority Exchange Notes, and the Collateral Agent.

                 "SECURITY AGREEMENTS" shall mean the Security Agreements and the Intellectual Property Security Agreements listed on Annex 6 hereto, as amended, restated, supplemented or otherwise modified from time to time.

                 "SERIOUS DEFAULT" shall mean an Event of Default under the Letter of Credit Facility Agreement or the Revolving Credit Agreement as a result of (a), a default in payment of any Secured Indebtedness under the Revolving Credit Agreement or the Letter of Credit Facility Agreement, (b) a violation by the Company of a Specified Provision in the Letter of Credit Facility Agreement or the Revolving Credit Agreement, or (c) any proceeding under any bankruptcy, reorganization, comprise of debt, arrangement, insolvency, readjustment of debt, dissolution, liquidation or similar law.

                 "SPECIFIED PROVISIONS" shall mean (a) with respect to the Letter of Credit Facility Agreement, the amount of the Letter of Credit Commitment, the amount of the fees payable by the Company under the Letter of Credit Facility Agreement, the Letter of Credit Facility Expiration Date, and any of the following sections of the Letter of Credit Facility Agreement:
Article 8 or Article 9; (b) with respect to the Revolving Credit Agreement, the amount of the Revolving Credit Commitment, the interest rate for the Revolving Notes, the maturity date of the Revolving Notes, the amount of the non-usage fees payable under the Revolving Credit Agreement, the expiration date of the Revolving Commitment, and any of the following sections of the Revolving Credit
Agreement: paragraph 4 or paragraph 5; and (c) with respect to the First Priority Notes, the First Priority Exchange Notes and the First Priority Notes Indenture, the interest rate for the First Priority Notes or the First Priority Exchange Notes, the maturity date of the First Priority Notes or the First Priority Exchange Notes, the amount of the Yield- Maintenance Amount, and any provision in any of the following Articles of the First Priority Notes
Indenture:  Article 4 or Article 5.

                 "SUBSIDIARY" shall mean with respect to any Person, (i) a corporation a majority of whose Voting Securities is at the time directly or indirectly owned or Controlled by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof, or (ii) any other Person (other than a corporation) in which such Person, one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof has at least a majority ownership interest with respect to voting in the election of directors or trustees thereof (or such other Persons performing similar functions). For purposes of this definition, any directors' qualifying shares shall be disregarded in determining the ownership of a Subsidiary.

                 "TRUSTEE EXPENSES" shall mean all fees, charges, expenses, indemnities and other amounts owing to the First Priority Notes Indenture Trustee or the Second Priority Notes Indenture Trustee for its own account under the First Priority Notes Indenture or the Second Priority Notes Indenture, respectively.

                 "VOTING SECURITIES" shall mean, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling the holders thereof, under ordinary circumstances and in the absence of contingencies, to vote for members of the Board of Directors of such Person (or Persons performing functions equivalent to those of such members).

                 "YIELD-MAINTENANCE AMOUNT" shall mean the "Yield-Maintenance Amount" as defined in the First Priority Notes Indenture.

                 2. Appointment of BTCC as Collateral Agent for the Secured Parties.

                 (a) Appointment of Collateral Agent. Subject in all respects to the terms and provisions of this Agreement, the Secured Parties hereby appoint BTCC to act as agent for the benefit of the Secured Parties with respect to the liens upon and the security interests in the Collateral and the rights and remedies granted under and pursuant to the Collateral Documents and the GECC Intercreditor Agreements, and BTCC hereby accepts such appointment and agrees to act as such agent. The appointment of the Collateral Agent pursuant to this Agreement shall be effective with respect to all financing statements filed in any UCC filing office with respect to the Loan Parties prior to the date of this Agreement on and as of the date such financing statements were signed. The agency created hereby shall in no way impair or affect any of the rights and powers of, or impart any duties or obligations upon, BTCC in its capacity as the LC Agent or in its individual capacity as a LC Lender. To the extent necessary or desirable to enable the Collateral Agent to enforce or otherwise foreclose and realize upon any of the liens or security interests in the Collateral in any legal proceeding which the Collateral Agent either commences or joins as a party in accordance with the terms hereof, each of the Secured Parties agrees to join as a party in such proceeding and take such action therein concurrently to enforce and obtain a judgment for the payment of the Secured Indebtedness held by it or as to which it is the trustee subject, in the case of the First Priority Notes Indenture Trustee and the Second Priority Notes Indenture Trustee, to its right to prior indemnity under, and other provisions granting it rights not to take action, under the First Priority Notes Indenture or the Second Priority Notes Indenture, as the case may be.

                 (b) Duties of Collateral Agent. Subject to the Collateral Agent having been directed to take such action in accordance with the terms of this Agreement, each other Secured Party hereby irrevocably authorizes the Collateral Agent to take such action on its behalf under the provisions of the Collateral Documents, the GECC Intercreditor Agreements and any other instruments, documents and agreements referred to therein and to exercise such powers thereunder as are specifically delegated to the Collateral Agent by the terms thereof and such other powers as are reasonably incidental thereto. Subject to the provisions of Section 11 hereof, the Collateral Agent is hereby irrevocably authorized to take all actions on behalf of the Secured Parties to enforce the rights and remedies of the Collateral Agent and the Secured Parties provided for in the Collateral Documents or by applicable law with respect to the liens upon and security interests in the Collateral granted to secure the Secured Indebtedness; provided, however, that, notwithstanding any provision to the contrary herein or in any Collateral Documents, (i) the Collateral Agent shall act at all times solely at and in accordance with the written direction of the Required Secured Parties, (ii) the Collateral Agent shall not, without the written consent of the Requisite First Priority Noteholders and the Requisite Working Capital Lenders, release or terminate by affirmative action or consent any lien upon or security interest in any Collateral granted under any Collateral Documents or any Guarantor's obligations under the Guaranty Agreement (except (x) upon dispositions of Collateral or such Guarantor, as applicable, by the Loan Parties as permitted in accordance with the terms of the Financing Agreements prior to the occurrence of an Event of Default (and, for this purpose, the Collateral Agent (1) shall not be deemed to have knowledge of an Event of Default unless the Collateral Agent has received notice thereof, and (2) may rely, as to whether a disposition of Collateral or a Guarantor is permitted by the Financing Agreements, upon a certificate signed by the LC Agent as to the Letter of Credit Facility Agreement, a certificate signed by the Revolving Lender as to the Revolving Credit Agreement, a certificate signed by a majority of the holders of the First Priority Notes and the First Priority Exchange Notes as to the First Priority Notes Indenture, and a certificate signed by a majority of the holders of the Second Priority Notes and the Second Priority Exchange Notes as the Second Priority Notes Indenture, and any such certificate shall be full warranty by the applicable Secured Party to the Collateral Agent as to the truth of the matters certified to for any action taken by the Collateral Agent in reliance thereon), (y) sales in the ordinary course of business of a Loan Party of Collateral constituting inventory, and (z) upon disposition of such Collateral after an Event of Default pursuant to direction given under clause (i) hereof), and (iii) the Collateral Agent shall not accept any Secured Indebtedness in whole or partial consideration for the disposition of any Collateral. Notwithstanding the foregoing, the Collateral Agent shall perform any of its obligations under the GECC Intercreditor Agreements without any direction from any Secured Party. The Collateral Agent agrees to make such demands and give such notices under the Collateral Documents and the GECC Intercreditor Agreements as may be requested by, and to take such action to enforce the Collateral Documents and to foreclose upon, collect and dispose of the Collateral or any portion thereof as may be directed by, the Required Secured Parties; provided, however, that the Collateral Agent shall not be required to take any action (A) that is contrary to law or the terms of the Collateral Documents, the GECC Intercreditor Agreements or this Agreement, or
(B) if the Collateral Agent determines, in good faith, that the potential Collateral Agent Expenses resulting from such action are likely to exceed the amounts available for distribution to the Collateral Agent pursuant to Section 5(a)(i) hereof, and so notifies the Secured Parties giving the Collateral Agent the direction to take such action, unless the Collateral Agent is provided adequate security and indemnity against the Collateral Agent Expenses which may be incurred by it in taking such action and complying with any such request or direction, including such reasonable advances as may be requested by the Collateral Agent. Notwithstanding the provisions of the preceding sentence, any and all decisions to settle, compromise or dismiss any legal proceeding, with or without prejudice, which implements, approves or results in or has the effect of causing any release, change or occurrence, where such release, change or occurrence otherwise would require approval of the Requisite First Priority Noteholders and the Requisite Working Capital Lenders pursuant to the terms of this Agreement, also shall require the approval of the Requisite First Priority Noteholders and the Requisite Working Capital Lenders.

                 (c) Requesting Instructions. The Collateral Agent may at any time request directions from the Secured Parties as to any course of action or other matter relating to the performance of its duties under this Agreement, the Collateral Documents or the GECC Intercreditor Agreements and the Secured Parties shall respond to such request in a reasonably prompt manner. The Collateral Agent shall have the right at any time to seek instructions concerning its obligations hereunder from any court of competent jurisdiction.

                 (d) Emergency Actions. If the Collateral Agent has asked the Secured Parties for instructions following the receipt of any notice of an Event of Default and if the Required Secured Parties have not responded to such request within 30 days, the Collateral Agent may, but shall not be obligated to, take such actions with regard to such Event of Default which the Collateral Agent, in good faith, believes to be reasonably required to protect the Collateral from damage or destruction; provided, however, that once instructions have been received from the Required Secured Parties, the actions of the Collateral Agent shall be governed thereby and the Collateral Agent shall not take any further action which would be contrary thereto.

                 (e) Document Amendments. An amendment, supplement, modification, restatement or waiver of any provision of any Collateral Document or any GECC Intercreditor Agreement, any consent to any departure by any Loan Party therefrom, or the execution or acceptance by the Collateral Agent of any Collateral Document not in effect on the date hereof shall be effective if, and only if, consented to in writing by the Requisite First Priority Noteholders and the Requisite Working Capital Lenders, provided, however, that, (i) no such amendment, supplement, modification, restatement, waiver, consent or such Collateral Document not in effect on the date hereof which could reasonably be expected to adversely affect any of the Collateral Agent's rights, immunities or indemnities hereunder or thereunder or which could reasonably be expected to impose any additional responsibilities upon the Collateral Agent shall be effective without the written consent of the Collateral Agent, and (ii) no such amendment, supplement, modification, waiver or consent shall release any Collateral from the lien or security interest created by any Collateral Document not subject to the exception in Section 2(b)(ii) hereof or narrow the scope of the property or assets in which a lien or security interest is granted pursuant to any Collateral Document without the written consent of the Requisite First Priority Noteholders and the Requisite Working Capital Lenders.

                 (f) Administrative Actions. The Collateral Agent may, but shall not be obligated to, take such actions hereunder and under the Collateral Documents and the GECC Intercreditor Agreements, not inconsistent with the instructions of the Required Secured Parties or the terms of the Collateral Documents, the GECC Intercreditor Agreements and this Agreement, as the Collateral Agent deems necessary or appropriate to perfect or continue the perfection of the liens on the Collateral for the benefit of the Secured Parties.

                 (g) Collateral Agent Acting Through Others. The Collateral Agent may perform any of its duties under this Agreement, the Collateral Documents and the GECC Intercreditor Agreements by or through attorneys (which attorneys may be the same attorneys who represent the LC Agent or any Secured Party), agents or other persons reasonably deemed appropriate by the Collateral Agent. In addition, the Collateral Agent may act in good faith reliance upon the opinion or advice of attorneys accountants and other experts selected by the Collateral Agent, and any action so taken in such good faith reliance shall be authorized and protected. In all cases the Collateral Agent may pay customary and reasonable compensation to all such attorneys, agents or other persons as may be employed in connection with the performance of its duties under this Agreement, the Collateral Documents and the GECC Intercreditor Agreements.

                 (h)      Resignation of Collateral Agent.

                          (i) The Collateral Agent (A) may resign at any time upon notice to the other Secured Parties, (B) may be removed at any time upon the written request of the Required Secured Parties sent to the Collateral Agent and the other Secured Parties and (C) shall resign at any time when it may not legally act as agent for the other Secured Parties hereunder.

                          (ii) If the Collateral Agent shall resign or be removed, the Requisite First Priority Noteholders and the Requisite Working Capital Lenders shall have the right to select and appoint a replacement Collateral Agent by notice to the Collateral Agent and the other Secured Parties.

                         (iii) Upon any replacement of the Collateral Agent, the Collateral Agent shall assign all of the liens upon and security interests in all Collateral under the Collateral Documents, and all right, title and interest of the Collateral Agent under all the Collateral Documents and the GECC Intercreditor Agreement, to the replacement Collateral Agent, without recourse to the Collateral Agent or any Secured Party, and transfer and pay over to the replacement Collateral Agent all moneys and other properties held by the Collateral Agent hereunder, all at the expense of the Company.

                          (iv) No resignation or removal of the Collateral Agent shall become effective until a replacement Collateral Agent shall have been selected as provided herein and shall have assumed in writing the obligations of the Collateral Agent hereunder and under the Collateral Documents and the GECC Intercreditor Agreements. In the event that a replacement Collateral Agent shall not have been selected and appointed as provided in clause (h)(ii) and have assumed such obligations within 30 days after the resignation or removal of the Collateral Agent, then the Collateral Agent may select and appoint for and on behalf of the other Secured Parties a replacement Collateral Agent so long as such replacement Collateral Agent meets the requirements of clause (h)(v) or in its sole discretion may apply to any court of competent jurisdiction to select and appoint a successor Collateral Agent to act until such time, if any, as a successor Collateral Agent shall have been selected and appointed by the Requisite First Priority Noteholders and the Requisite Working Capital Lenders as provided in clause (h)(ii). Any successor Collateral Agent appointed by the Collateral Agent or such court as provided above shall immediately and without further act be superseded by any successor Collateral Agent appointed by the Requisite First Priority Noteholders and the Requisite Working Capital Lenders as provided in clause (h)(ii).

                          (v) Any replacement Collateral Agent shall be a bank, trust company, or insurance company having capital, surplus and undivided profits of at least $100 million, or an affiliate thereof, the replacement of the Collateral Agent by such replacement Collateral Agent shall not violate any provision of any applicable law or create a relationship which would be in violation thereof, and, if such replacement Collateral Agent shall have been selected by the Collateral Agent pursuant to clause (h)(iv), the fees charged by such replacement Collateral Agent shall not be commercially unreasonable.

                 (i) Indemnification of Collateral Agent. The Loan Parties, by their consent hereto, hereby jointly and severally agree to indemnify and hold the Collateral Agent, its officers, directors, employees and agents (including, but not limited to, any attorneys acting at the direction or on behalf of the Collateral Agent) harmless against any and all costs, claims, damages, penalties, liabilities, losses and expenses (including, but not limited to, court costs and attorneys' fees) which may be incurred by or asserted against the Collateral Agent or any such officers, directors, employees and agents by reason of its status as agent hereunder or which pertain, whether directly or indirectly, to this Agreement, the Collateral Documents, the GECC Intercreditor Agreements or to any action or failure to act of the Collateral Agent as agent hereunder, except to the extent any such action or failure to act by the Collateral Agent constitutes gross negligence or willful misconduct. The obligations of the Loan Parties under this Section 2(i) shall survive the payment in full of the Secured Indebtedness and the termination of this Agreement and shall not be affected by any obligation which any Secured Party might have to provide indemnification under Section 15 hereof.

                 (j) Liability of Collateral Agent. In the absence of gross negligence or willful misconduct, the Collateral Agent will not be liable to any Secured Party for any action or failure to act or any error of judgment, negligence, mistake or oversight on its part or on the part of any of its officers, directors, employees or agents.

                 (k) No Reliance on Collateral Agent. Neither the Collateral Agent nor any of its officers, directors, employees or agents (including, but not limited to, any attorneys acting at the direction or on behalf of the Collateral Agent) shall be deemed to have made any representations or warranties, express or implied, with respect to, nor shall the Collateral Agent or any such officer, director, employee or agent be liable to any Secured Party or responsible for (i) any warranties or recitals made by any of the Loan Parties in the Collateral Documents or any other agreement, certificate, instrument or document executed by the Loan Parties in connection therewith, (ii) the due or proper execution or authorization of this Agreement or any Collateral Document by any party other than the Collateral Agent, or the effectiveness, enforceability, validity, genuineness or collectibility as against any Loan Party of any Collateral Document or any other agreement, certificate, instrument or document executed by any of the Loan Parties in connection therewith, (iii) the present or future solvency or financial worth of any Loan Party, or (iv) the value, condition, existence or ownership of any of the Collateral or the existence or perfection of any lien upon or security interest in the Collateral (whether now or hereafter held or granted) or the sufficiency of any action, filing, notice or other procedure taken or to be taken to perfect, attach or vest any lien or security interest in the Collateral. The Collateral Agent shall not be required, either initially or on a continuing basis, to (A) make any inquiry, investigation, evaluation or appraisal respecting, or enforce performance by any Loan Party of, any of the covenants, agreements or obligations of any Loan Party under any Collateral Document, or (B) undertake any other actions (other than actions expressly required to be taken by it under this Agreement). Nothing in any of the Collateral Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Collateral Agent any obligations, duties or responsibilities except as set forth in this Agreement and therein. The Collateral Agent shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram, telecopy or other paper or document given to it by any Person reasonably and in good faith believed by it to be genuine and correct and to have been signed or sent by such Person. The Collateral Agent shall have no duty to inquire as to the performance or observance of any of the terms, covenants or conditions of any Financing Agreement. The Collateral Agent will not be required to inspect the properties or books and records of any Loan Party for any purpose, including to determine compliance by the Loan Parties with their respective covenants respecting the perfection of security interests.

                 3. Lien Priorities. The parties hereto expressly agree that, notwithstanding the relative priority or the time of grant, creation, attachment or perfection under applicable law of any security interests and liens, if any, of any Secured Party upon or in any of the Collateral to secure any Secured Indebtedness, whether such security interests and liens are now existing or hereafter acquired or arising and whether such security interests and liens are in or upon now existing or hereafter arising Collateral, such security interests and liens shall be first and prior security interests and liens in favor of the Collateral Agent to secure the Secured Indebtedness in the priorities set forth in Section 5 hereof.

                 4. Certain Notices. The Collateral Agent and each other Secured Party agrees to use its best efforts to give to the others (a) copies of any notice of the occurrence or existence of an Event of Default sent to any Loan Party, simultaneously with the sending of such notice to such Loan Party,
(b) notice of the occurrence or existence of an Event of Default of which such party has knowledge, promptly after obtaining knowledge thereof, (c) notice of the refusal by the Revolving Lender to make any Revolving Loan, promptly after such refusal, (d) notice of any refusal by any LC Lender to issue or cause the issuance of any Letter of Credit, promptly after such refusal, and (e) notice of an Enforcement by such party, prior to commencing such Enforcement, but the failure to give any of the foregoing notices shall not affect the validity of such notice of an Event of Default given to a Loan Party or create a cause of action against or cause a forfeiture of any rights of the party failing to give such notice or create any claim or right on behalf of any third party. The Collateral Agent agrees to deliver to each Secured Party a copy of each notice or other communication received by it under any Collateral Document or the GECC Intercreditor Agreements as soon as practicable after receipt thereof.

                 5.       Distribution of Proceeds of Collateral After
Enforcement.

                 (a) On and after the occurrence of an Enforcement, all proceeds of Collateral held or received by the Collateral Agent or any other Secured Party (including, without limitation, any amount of any balances held by the Collateral Agent or any Secured Party for the account of any Loan Party or any other property held or owing by it to or for the credit or for the account of any Loan Party setoff or appropriated by it, but excluding, except as otherwise provided in paragraph (b) of this Section 5, amounts on deposit in the Special Cash Collateral Account provided for therein) and any other payments received, directly or indirectly, by the Collateral Agent or any Secured Party on or with respect to any Secured Indebtedness (including, without limitation, any payment under the Guaranty Agreement and the proceeds from any sale of any Secured Indebtedness or any interest therein to any Loan Party or any affiliate of any Loan Party but excluding, in the case of Prudential, any payments of the principal of, interest on or other amounts due with respect to the First Priority Notes or the First Priority Exchange Notes to the extent the other holders of the First Priority Notes or the First Priority Exchange Notes have received a proportional payment of such principal, interest or other amount) shall be delivered to the Collateral Agent and distributed as follows:

                          (i) First, to the Collateral Agent in the amount of any unpaid Collateral Agent Obligations;

                          (ii) Next, to the extent proceeds remain, to the LC Agent, for the account of the LC Agent and the LC Lenders, in the amount of any Letter of Credit Obligations (and, for this purpose, Letter of Credit Collateral Obligations shall be considered to have been paid to the extent of any amount then on deposit in the Special Cash Collateral Account provided for in paragraph (b) of this Section
         5);

                          (iii) Next, to the extent proceeds remain, to the First Priority Notes Indenture Trustee and the Second Priority Notes Indenture Trustee, if any, in the amount of any unpaid Trustee Expenses, pro rata in proportion to the respective amounts thereof;

                          (iv) Next, to the extent proceeds remain, to any Secured Parties from which an Avoided Payment has been recovered but has not been reimbursed pursuant to this clause (iv) in the amount of any such Avoided Payments which have not been so reimbursed, pro rata in proportion to the respective amounts thereof;

                          (v) Next, to the extent proceeds remain, to the Revolving Lender and the First Priority Notes Indenture Trustee in the amount of any unpaid interest accrued on or constituting a part of, and any unpaid prepayment premiums (including, without limitation, any Yield-Maintenance Amounts) due with respect to or constituting a part of, the First Priority Indebtedness, pro rata in proportion to the respective amounts thereof;

                          (vi) Next, to the extent proceeds remain, to the Revolving Lender and the First Priority Notes Indenture Trustee in the amount of any outstanding principal amount of the Revolving Loans, the First Priority Notes, the First Priority Exchange Notes, pro rata in proportion to the respective amounts thereof;

                          (vii) Next, to the extent proceeds remain, to the Revolving Lender and the First Priority Notes Indenture Trustee in the amount of any other unpaid First Priority Indebtedness, pro rata in proportion to the respective amounts thereof;

                          (viii) Next, to the extent proceeds remain, to the Second Priority Notes Indenture Trustee in the amount of any unpaid interest accrued on or constituting a part of, any unpaid prepayment premiums due with respect to or constituting a part of, the Second Priority Indebtedness, pro rata in proportion to respective amounts thereof;

                          (ix) Next, to the extent proceeds remain, to the Second Priority Notes Indenture Trustee in the amount of any outstanding principal amount of the Second Priority Notes and the Second Priority Exchange Notes, pro rata in proportion to the respective amounts thereof;

                          (x) Next, to the extent proceeds remain, to the Second Priority Indenture Trustee in the amount of any other unpaid second Priority Indebtedness, pro rata in proportion to the respective amounts thereof; and

                          (xi) Next, to the extent proceeds remain, to the Secured Parties in the amount of any other unpaid Secured Indebtedness, pro rata in proportion to the respective amounts thereof.

                 After the Secured Indebtedness has been finally paid in full in cash, the balance of proceeds of the Collateral, if any, shall be paid to the Loan Parties, as applicable, or as otherwise required by law.

                 (b) Any payment pursuant to clause (a)(ii) above with respect to Letter of Credit Collateral Obligations shall be paid to the Collateral Agent for deposit in an account (the "Special Cash Collateral Account") to be held as Collateral for the Secured Indebtedness and disposed of as provided herein. On each date after the occurrence of an Enforcement on which a payment is made to a beneficiary pursuant to a draw on a Letter of Credit, the Collateral Agent shall distribute to the Bank from the Special Cash Collateral Account for application to the payment of the reimbursement obligation due to the Bank with respect to such draw an amount equal to the lesser of (i) the amount then on deposit in the Special Cash Collateral Account, and (ii) the amount of such draw. At such time as the amount of the Outstanding Letters of Credit Exposure is reduced to zero, any amount remaining in the Special Cash Collateral Account, after the distribution therefrom as provided above, shall be distributed as provided in clauses (a)(ii) through
(xi), above.

                 (c) If, at any time prior to an Enforcement, the Company is required to make a payment pursuant to Section 4.6(a) of the Letter of Credit Facility Agreement and fails to make such payment, the Collateral Agent, upon the written request of the LC Agent, shall cause to be deposited into the Special Collateral Account, pursuant to Section 3(b) of the Security Agreements, an amount equal to such payment, provided, that the amount deposited in the Special Cash Collateral Account at any time prior to an Enforcement shall not exceed the Out of Formula Amount (as defined in the Letter of Credit Facility Agreement) at such time, and no such action by the Collateral Agent shall be considered to be an Enforcement for the purposes of this Agreement. If at any time prior to an Enforcement the Out of Formula Amount has been reduced to zero when no Event of Default is continuing, the Collateral Agent will pay the amounts on deposit in the Special Cash Collateral Account to the Borrower to the extent such payment does not cause an Out of Formula Amount to be created.

                 (d) The distribution provisions of this Section 5 are for the purpose of determining the relative amounts of proceeds and other payments to be distributed to the Collateral Agent and the other Secured Parties and not for the purpose of creating an agreement among the parties as to the manner in which any proceeds or other payments distributed to them by the Collateral Agent are actually to be applied to pay the Secured Indebtedness. The Collateral Agent and each other Secured Party shall be free, each in its own discretion and subject to the terms of any other agreement to which it may be a party, to apply any proceeds or other payments distributed to it by the Collateral Agent hereunder to the Secured Indebtedness held by each in such order as it may determine. The Loan Parties, by their consent hereto, agrees that in the event any payment is made with respect to any Secured Indebtedness under this Section 5, as between the Loan Parties and each Secured Party the Secured Indebtedness discharged by such payment shall be the amount or amounts of the Secured Indebtedness to which such Secured Party applies the portion of such payment distributed to it under this Section 5 as provided in the preceding sentence. Notwithstanding the foregoing, for all purposes of this Agreement the Secured Indebtedness shall be deemed paid to the same extent that proceeds and other payments are distributed with respect to it pursuant to Section 5(a) notwithstanding the actual application thereof.

                 (e) For the purposes hereof, the interest accrued on or constituting a part of the First Priority Indebtedness or the Letter of Credit Obligations shall include interest on the First Priority Notes, the First Priority Exchange Notes and the Letter of Credit Obligations at the rate specified therein from the date of filing of any proceeding under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar laws and all Yield-Maintenance Amounts due under the provisions of the applicable Financing Agreements irrespective of whether all or any portion of any such amounts are not an allowed claim enforceable against the debtor in a case under any such law.

                 (f) Notwithstanding any other provision of this Section 5, in the event that it is held in any proceeding under any bankruptcy, reorganization, compromise, insolvency, readjustment of debt, dissolution or liquidation or similar law involving any Loan Party that the Yield-Maintenance Amount on any of the Company's Floating Rate First Priority Senior Secured Notes due 2000, Series C or Series D, is, in whole or in part, unenforceable or otherwise not allowable as a claim against the debtor in such case, then no amounts shall, to the extent of such unenforceability or disallowance, be distributable with respect thereto under clauses (iv), (v), (vi) or (vii) of paragraph (a) of this Section 5, but distributions shall be made with respect to any such unenforceable or disallowed Yield-Maintenance Amount after all amounts described in clauses (i) through (vii) of such paragraph (a) have been paid in full and prior to any distributions being made pursuant to clause
(viii) through (xi) of such paragraph (a).

                 6. Certain Credit Extensions and Amendments to Agreements; Actions Related to Collateral and Guaranty Agreement; Other Liens and Security Interests.

                 (a) The LC Agent and each LC Lender agrees that, without the consent in writing of the Requisite First Priority Noteholders and the Revolving Lender, it will not (i) issue or cause to be issued any Letter of Credit if, after giving effect to such issuance, the aggregate face amount of all outstanding Letters of Credit, the aggregate amount of all unpaid reimbursement obligations with respect to Letters of Credit and the aggregate amount of all outstanding loans made under the Letter of Credit Facility Agreement would exceed $28,000,000, (ii) amend, modify, supplement or restate, or waive any provision of, any Specified Provision in the Letter of Credit Facility Agreement as in effect on the date hereof (provided that the foregoing shall not apply to any waiver of any non-payment Event of Default resulting from the failure to comply with any covenant which covenant is not a Specified Provision in the Letter of Credit Facility Agreement), (iii) except for the Guaranty Agreement, retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to all or any part of the Secured Indebtedness, or (iv) from and after the institution of any bankruptcy or insolvency proceeding involving any Loan Party, as respects the Collateral enter into any agreement with such Loan Party with respect to post-petition usage of cash collateral, post-petition financing arrangements or adequate protection.

                 (b) The Revolving Lender agrees that, without the consent in writing of the Requisite First Priority Noteholders and the LC Agent, it will not (i) make any Revolving Loan in excess of an aggregate of $35,000,000 at any time outstanding, (ii) amend, modify, supplement or restate, or waive any provision of, any Specified Provision in the Revolving Credit Agreement (provided that the foregoing shall not apply to any waiver of any non-payment Event of Default resulting from the failure to comply with any covenant which covenant is not a Specified Provision in the Revolving Credit Agreement), (iii) except for the Guaranty Agreement, retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to all or any part of the Secured Indebtedness, or (iv) from and after the institution of any bankruptcy or insolvency proceeding involving any Loan Party, as respects the Collateral enter into any agreement with such Loan Party with respect to post-petition usage of cash collateral, post-petition financing arrangements or adequate protection.

                 (c) The First Priority Notes Indenture Trustee agrees that, without the consent in writing by the Requisite Working Capital Lenders, it will not (i) amend, modify, supplement or restate, or waive any provision of, any Specified Provision in the First Priority Notes Indenture (provided that the foregoing shall not apply to any waiver of any non-payment Event of Default resulting from the failure to comply with any covenant which covenant is not a Specified Provision in the First Priority Notes Indenture), (ii) except for the Guaranty Agreement, retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to all or any part of the Secured Indebtedness, or (iii) from or after the institution of any bankruptcy or insolvency proceeding, as respects the Collateral enter into any agreement with such Loan Party with respect to post-petition usage of cash collateral, post-petition financing arrangements or adequate protection.

                 (d) The Second Priority Notes Indenture Trustee agrees that, without the consent in writing of the Requisite Working Capital Lenders and the Requisite First Priority Noteholders, it will not (i) amend, modify, supplement or restate, or waive any provision of, the interest rate on, the maturity date of or the amount of any premium payable with respect to the Second Priority Notes or the Second Priority Exchange Notes or any event of default or negative or financial covenant in the documentation relating to the Second Priority Notes or the Second Priority Exchange Notes (provided that the foregoing shall not apply to any waiver of any non-payment Event of Default resulting from the failure to comply with any covenant which covenant is not a negative or financial covenant), (ii) except for the Guaranty Agreements retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to all or any part of the Secured Indebtedness, or (iii) from or after the institution of any bankruptcy or insolvency proceeding, as respects the Collateral enter into any agreement with such Loan Party with respect to post-petition usage of cash collateral, post-petition financing arrangements or adequate protection.

                 (e) Each Secured Party agrees that it will have recourse to the Guaranty Agreement and the Collateral only through the Collateral Agent, that it shall have no independent recourse thereto and that it shall refrain from exercising any rights or remedies under the Collateral Documents which have or may have arisen or which may arise as a result of an Event of Default or an acceleration of the maturities of the Secured Indebtedness, except that, upon the direction of the Required Secured Parties, any Secured Party may appropriate any amount of any balances held by it for the account of any Loan Party or any other property held or owing by it to or for the credit or for the account of any Loan Party provided that the amount appropriated is delivered to the Collateral Agent for application pursuant to Section 5 hereof. Without such direction, no Secured Party shall set off or appropriate any such amount.

                 (f) Nothing contained in this Agreement shall (i) prevent any Secured Party from imposing a default rate of interest in accordance with the applicable Financing Agreement, or prevent a Secured Party from raising any defenses in any action in which it has been made a party defendant or has been joined as a third party, except that the Collateral Agent may direct and control any defense directly relating to the Collateral or any one or more of the Collateral Documents as directed by the Required Secured Parties, which shall be governed by the provisions of this Agreement, or (ii) affect or impair the right any Secured Party may have under the terms and conditions governing the Secured Indebtedness to accelerate and demand repayment of such Secured Indebtedness. Subject only to the express limitations set forth in this Agreement, each Secured Party retains the right to freely exercise its rights and remedies as a general creditor of the Loan

Parties in accordance with applicable law and agreements with the Secured Parties, including without limitation the right to file a lawsuit and obtain a judgment therein against the Loan Parties and to enforce such judgment against any assets of the Loan Parties other than the Collateral.

                 (g) Subject to the provisions set forth in this Agreement and the Financing Agreements, each Secured Party and its affiliates may (without having to account therefor to any Secured Party) own, sell, acquire and hold equity and debt securities of the Loan Parties and lend money to and generally engage in any kind of business with the Loan Parties (as if, in the case of BTCC, it was not acting as Collateral Agent), and subject to the provisions of this Agreement, the Secured Parties and their affiliates may accept dividends, interest, principal payments, fees and other consideration from the Loan Parties for services in connection with this Agreement or otherwise without having to account of the same to the other Secured Parties, provided that any such amounts which constitute Secured Indebtedness are provided for in the Financing Agreements.

                 7.       Accounting; Adjustments.

                 (a) The Collateral Agent and each other Secured Party agrees to render an accounting to any of the others of the amounts of the outstanding Secured Indebtedness, receipts of payments from the Loan Parties or from the Collateral and of other items relevant to the provisions of this Agreement upon the reasonable request from one of the others as soon as reasonably practicable after such request, giving effect to the application of payments and the proceeds of Collateral as hereinbefore provided in this Agreement.

                 (b) Each party hereto agrees that to the extent any payment of any Secured Indebtedness made to it hereunder is in excess of the amount due to be paid to it hereunder, then it shall pay to the other parties hereto such amounts so that, after giving effect thereto, the amount received by such party is not in excess of the amount to be paid to it hereunder. Notwithstanding the foregoing, neither the First Priority Notes Indenture Trustee nor the Second Priority Notes Indenture Trustee shall be liable to return any such excess amount paid to it if such excess amount has been distributed by it to the holders of the First Priority Notes and the First Priority Exchange Notes or the holders of the Second Priority Notes and the Second Priority Exchange Notes, as the case may be, prior to the time the First Priority Notes Indenture Trustee or the Second Priority Notes Indenture Trustee, as the case may be, received notice of the payment of such excess amount; provided, however, that, in such event, no further distributions shall be made to the First Priority Notes Indenture Trustee or the Second Priority Notes Indenture Trustee, as the case may be, pursuant to Section 5 hereof (other than pursuant to clause (iii) thereof) until distributions shall thereafter have been made to the other Secured Lenders pursuant to such Section 5 in an aggregate amount equal to such excess amount.

                 8. Notices. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered three (3) business days after deposit in the United States mails, with proper postage prepaid, one business day after delivery to a courier for next day delivery, upon delivery by courier or upon transmission by telex, telecopy or similar electronic medium (provided that a copy of any such notice sent by such transmission is also sent by one of the other means provided hereunder within one day after the date sent by such transmission) to the addresses set forth below the signatures hereto, with a copy to any person or persons set forth below such signature shown as to receive a copy, or to such other address as any party designates to the others in the manner herein prescribed; provided, that no notice to the Collateral Agent hereunder shall be deemed to have been validly served, given or delivered until actually received by the Collateral Agent. Any party giving notice to any other party hereunder shall also give copies of such notice to all other parties.

                 9. Contesting Liens or Security Interests; No Partitioning or Marshalling of Collateral; Contesting Secured Indebtedness.

                 (a) No Secured Party shall contest the validity, perfection, priority or enforceability of or seek to avoid, have declared fraudulent or have put aside any lien or security interest granted to the Collateral Agent and each party hereby agrees to cooperate in the defense of any action contesting the validity, perfection, priority or enforceability of such liens or security interests. Each party shall also use its best efforts to notify the other parties of any change in the location of any of the Collateral or the business operations of any Loan Party or of any change in law which would make it necessary or advisable to file additional financing statements in another location as against any Loan Party with respect to the liens and security interests intended to be created by the Collateral Documents, but the failure to do so shall not create a cause of action against the party failing to give such notice or create any claim or right on behalf of any other party hereto and any third party.

                 (b) Notwithstanding anything to the contrary in this Agreement or in any Collateral Document, no Secured Party shall have the right to have any of the Collateral, or any security interest or other property being held as security for all or any part of the Secured Indebtedness by the Collateral Agent, partitioned, or to file a complaint or institute any proceeding at law or in equity to have any of the Collateral or any such security interest or other property partitioned, and each Secured Party hereby waives any such right. The Collateral Agent and each other Secured Party hereby waive any and all rights to have the Collateral, or any part thereof, marshalled upon any foreclosure of any of the liens or security interests securing the Secured Indebtedness.

                 (c) Neither the Collateral Agent nor any other Secured Party shall contest the validity or enforceability of or seek to avoid, have declared fraudulent or have set aside any Secured Indebtedness. Except as otherwise provided in Section 5(f), in the event any Secured Indebtedness is invalidated, avoided, declared fraudulent or set aside for the benefit of any Loan Party, the Secured Parties agree that such Secured Indebtedness shall nevertheless be considered to be outstanding for all purposes of this Agreement.

                 10.      No Additional Rights for Loan Parties Hereunder.
Each Loan Party, by its consent hereto, acknowledges that it shall have no rights under this Agreement. If the Collateral Agent or any other Secured Party shall violate the terms of this Agreement, each Loan Party agrees, by its consent hereto, that it shall not use such violation as a defense to any enforcement by any such party of any obligations of any Loan Party nor assert such violation as a counterclaim or basis for setoff or recoupment against any such party.

                 11. Bankruptcy Proceedings. Nothing contained herein shall limit or restrict the independent right of any Secured Party to initiate an action or actions in any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar proceeding in its individual capacity and to appear or be heard on any matter before the bankruptcy or other applicable court in any such proceeding, including, without limitation, with respect to any question concerning the post-petition usage of Collateral and post-petition financing arrangements.
The Collateral Agent, acting in such capacity, is not entitled to initiate such actions on behalf of any Secured Party or to appear and be heard on any matter before the bankruptcy or other applicable court in any such proceeding as the representative of any Secured Party. The Collateral Agent is not authorized in any such proceeding to enter into any agreement for, or give any authorization or consent with respect to, the post-petition usage of Collateral, unless such agreement, authorization or consent has been approved in writing by the Required Secured Parties. This Agreement shall survive the commencement of any such bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar proceeding.

                 12. Independent Credit Investigation. No Secured Party, including the Collateral Agent, nor any of its respective directors, officers, agents or employees, shall be responsible to any of the others for the solvency or financial condition of any Loan Party or the ability of any Loan Party to repay any of the Secured Indebtedness, or for the value, sufficiency, existence or ownership of any of the Collateral, the perfection or vesting of any lien or security interest, or the statements of any Loan Party, oral or written, or for the validity, sufficiency or enforceability of any of the Secured Indebtedness, any Financing Agreement, the Guaranty Agreement, any Collateral Document, any document, instrument or agreement executed or delivered in connection with or pursuant to any of the foregoing, or the liens or security interests granted by the Loan Parties to the Collateral Agent in connection therewith. Each Secured Party has entered into its respective financial agreements with the Loan Parties based upon its own independent investigation, and makes no warranty or representation to the other, nor does it rely upon any representation by any of the others, with respect to the matters identified or referred to in this Section.

                 13. Supervision of Obligations. Except to the extent otherwise expressly provided herein, each Secured Party shall be entitled to manage and supervise the obligations of the Loan Parties to it in accordance with applicable law and such Secured Party's practices in effect from time to time without regard to the existence of any other Secured Party.

                 14. Turnover of Collateral. If any Secured Party (other than the Collateral Agent) acquires custody, control or possession of any Collateral or any proceeds thereof other than pursuant to the terms of this Agreement, such Secured Party shall promptly cause such Collateral or the proceeds thereof to be delivered to or put in the custody, possession or control of the Collateral Agent for disposition and distribution in accordance with the provisions of Section 5 of this Agreement. Until such time as such Secured Party shall have complied with the provisions of the immediately preceding sentence, such Secured Party shall be deemed to hold such Collateral and the proceeds thereof in trust for the parties entitled thereto under this Agreement.

                 15. Special Indemnification by Working Capital Lenders. In the event that the Collateral Agent takes any action at the direction of the Requisite Working Capital Lenders which direction is given prior to the 180th day after the date upon which the Working Capital Lenders' Notice is given, then, to the extent such action is found by a court of competent jurisdiction in a final non-appealable judgment to have breached contractual duties (express or limited) or fiduciary duties owed to any Loan Party and results in any costs, claims, damages, penalties, liabilities, losses or expenses (including, but not limited to, court costs and attorneys' fees) being incurred by or asserted against the Collateral Agent, any Secured Party or any holder of Secured Indebtedness not joining in such direction or any officer, director, employee or agent of any thereof ("Indemnified Parties"),

(such costs, claim, damages, penalties, liabilities, losses or expenses, other than such out-of-pocket expenses, called the "Indemnified Expenses"), the Secured Parties joining in such direction (the "Indemnifying Secured Parties") agree to indemnity and hold harmless the Indemnified Parties for all Indemnified Expenses. If there is only one Indemnifying Secured Party, then such Indemnifying Secured Party shall be liable for all of such indemnification. If there is more than one Indemnifying Secured Party, then the obligations of such of the Indemnifying Secured Parties with respect to such indemnification shall be several, and each Indemnifying Secured Party shall be liable for a pro rata share of any Indemnified Expense in the same proportion as the aggregate amount of the original amount of the Letter of Credit Commitment or the original amount of the Revolving Commitment of such Indemnifying Secured Party (in each case whether or not either or both of such commitments shall then be in effect) bears to the aggregate amount of the original amount of the Letter of Credit Commitment and original amount of the Revolving Commitment of all Indemnifying Secured Parties (whether or not then in effect). Any such indemnification shall be paid to the Collateral Agent notwithstanding that the Collateral Agent may have been reimbursed for any amount of any Indemnified Expenses pursuant to Section 5(a)(i) hereof, in which event such amount shall be distributed by the Collateral Agent pursuant to
Section 5(a) hereof as though it was proceeds of the Collateral.

                 16. Amendment. This Agreement and the provisions hereof may be amended, modified or waived only by a writing signed by the Collateral Agent and all of the other Secured Parties.

                 17. Successors and Assigns; Refinancings; Second Priority Notes Indenture Trustee.

                 (a) This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereof, including subsequent holders of the Secured Indebtedness and any Person becoming an LC Lender after the date hereof, provided that (i) no Secured Party shall assign or transfer any interest in any Secured Indebtedness, nor shall the LC Agent permit any Person to become an LC Lender after the date hereof, unless such transfer or assignment is made subject to this Agreement and the applicable transferee or assignee, or such Person becoming an LC Lender, as the case may be, becomes a signatory to this Agreement and assumes the obligations of the transferor or assignor hereunder with respect to the Secured Indebtedness so assigned or the obligations of a LC Lender, as the case may be, from and after the time of such transfer or assignment, and (ii) the appointment of any replacement Collateral Agent shall be subject to the provisions of Section 2(h) hereof.

                 (b) In the event of any refinancing of the respective extensions of credit provided by the Letter of Credit Facility

Agreement, the Revolving Credit Agreement, the First Priority Notes and First Priority Exchange Notes and the Second Priority Notes and the Second Priority Exchange Notes, then the Person or Persons providing such refinancing or a trustee therefor (the "Refinancing Person") may succeed to the rights hereunder of the Person or Persons whose credit extension is being refinanced (the "Refinanced Person") with respect to the Senior Indebtedness being refinanced, and the indebtedness being provided by such refinancing may become Secured Indebtedness entitled to the benefits of the liens and security interests in the Collateral pursuant to the Collateral Documents, subject to the provisions hereof, provided that (i) the Refinancing Person becomes a signatory to this Agreement and assumes the obligations of the Refinanced Person with respect to the Senior Indebtedness being refinanced by executing and delivering to the Secured Parties a counterpart of this Agreement, (ii) in the case of a refinancing of the extension of credit provided by the Letter of Credit Facility Agreement, without the written consent of the Revolving Lender and the Requisite First Priority Noteholders, the maximum commitment to extend credit at any time under such refinancing shall not exceed $28,000,000, (iii) in the case of a refinancing of the extension of credit provided by the Revolving Credit Agreement, without the written consent of the LC Agent and the Requisite First Priority Noteholders, the maximum commitment to extend credit at any time under such refinancing shall not exceed $35,000,000, (iv) in the case of a refinancing of the extension of credit provided by the First Priority Notes and the First Priority Exchange Notes or the Second Priority Notes and the Second Priority Exchange Notes, the principal amount of the credit available at any time under such refinancing shall not exceed the principal amount of the First Priority Notes and the First Priority Exchange Notes, or the Second Priority Notes and the Second Priority Exchange Notes, as the case may be, outstanding at the time of such refinancing, and (v) the events of default and negative and financial covenants in the documentation applicable to such refinancing shall be no more onerous than the Specified Provisions in the Secured Indebtedness being refinanced (or, in the case of a refinancing of the Second Priority Notes and the Second Priority Exchange Notes, no more onerous than the events of default and negative and financial covenants in the Second Priority Notes Indenture). In the case of any such refinancing, the parties hereto agree to execute an amendment to this Agreement to appropriately amend the definitions, sectional references and other provisions hereto so as to cause this Agreement to accommodate the terms of the documents relating to such refinancing while preserving the substance of the relationships between, and the relative priorities of, the different types of Secured Parties and different types of Secured Indebtedness established hereunder.

                 (c) In the event of the issuance of any Second Priority Notes in a manner permitted by the Financing Agreements, the Second Priority Notes Indenture Trustee can become a signatory to this Agreement and agree to the obligations of the Second Priority Notes

Indenture Trustee hereunder by executing and delivering to the Secured Parties a counterpart of this Agreement.

                 18. Limitation Relative to Other Agreements. Nothing contained in this Agreement is intended to impair, as between any Secured Party and the Loan Parties, the rights of such Secured Party and the obligations of the Loan Parties under the Financing Agreements between the respective Loan Parties and such Secured Party.

                 19. Counterparts. This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute but one and the same instrument. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

                 20. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

                 21. Indenture Trustee. Each of the other parties to this Agreement acknowledges that the First Priority Notes Indenture Trustee and the Second Priority Notes Indenture Trustee each enters into this Agreement in its capacity as Trustee under the First Priority Notes Indenture or the Second Priority Notes Indenture, as the case may be, and not in its individual capacity.

                 IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                           BT Commercial Corporation, in its
                                             separate capacities as LC Agent,
                                             LC Lender and Collateral Agent



                                           By:________________________________

                                              Title:__________________________



                                           Address for notices:

                                           233 South Wacker Drive
                                           Suite 8400
                                           Chicago, Illinois  60606

                                           Attn:  Credit Department
                                                  Telecopier:(312) 993-8096
                                                  Telephone:__________________



                                           The Prudential Insurance Company
                                             of America



                                           By:________________________________

                                              Title:__________________________



                                           Address for notices:

                                           c/o Prudential Capital Group
                                           Two Prudential Plaza
                                           Suite 5600
                                           Chicago, Illinois  60601

                                           Attn:  Managing Director
                                                  Telecopier:  312/540-4222
                                                  Telephone:   312/540-0931


                                           Shawmut Bank Connecticut,
                                             National Association,
                                             as Trustee



                                           By:________________________________

                                              Title:__________________________

                                           Address for notices:

                                           777 Main Street - MSN238
                                           Hartford, Connecticut  66115

                                           Attn:  Corporate Trust Administration
                                                  Telecopier:  203/986-7920
                                                  Telephone:   203/986-4424

                  ACKNOWLEDGEMENT OF AND CONSENT AND AGREEMENT
                TO INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT


                 The undersigned, the Loan Parties described in the Intercreditor and Collateral Agency Agreement set forth above, acknowledge and consent to the terms and conditions thereof. The undersigned Loan Parties do hereby further acknowledge and agree to their joint and several agreements under Sections 2(i), 5(d) and 10 of the Intercreditor and Collateral Agency Agreement and acknowledge and agree that no Loan Party is a third-party beneficiary of, or has any rights under, the Intercreditor and Collateral Agency Agreement. The undersigned Loan Parties do hereby consent to any amendment to the Intercreditor and Collateral Agency Agreement referred to in
Section 17(b) thereof.

                 In addition to all other amounts payable to BTCC, in its individual capacity and in its respective capacities as LC Agent, LC Lender and Collateral Agent, hereunder and under any of the Collateral Documents or Financing Agreements, the Company agrees to pay to BTCC a non-refundable (except as provided in the next sentence) fee for its own account, as compensation for BTCC's services as Collateral Agent under the Intercreditor and Collateral Agency Agreement and each of the Collateral Documents, at the rate of $200,000 per year, payable in advance on the date hereof and on each anniversary of the date hereof. In the event that the Collateral Agent resigns or is removed as a result of its gross negligence or wilful misconduct, a pro rata portion of such fee for the balance of the year will be refundable. The Company also agrees to pay any successor Collateral Agent such amount and at such times, or such other reasonable fee as may be charged by such successor Collateral Agent.

                 This Acknowledgement of and Consent and Agreement to Intercreditor and Collateral Agency Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute but one and the same instrument. In proving this Acknowledgement of and Consent and Agreement to Intercreditor and Collateral Agency Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

                 IN WITNESS WHEREOF, the parties below have caused this Acknowledgement of and Consent and Agreement to Intercreditor and Collateral Agency Agreement to be executed by their respective duly authorized officers as of June 20, 1995.

                                        Envirodyne Industries, Inc.



                                        By:___________________________________

                                           Title:_____________________________



                                        Sandusky Plastics, Inc.



                                        By:___________________________________

                                           Title:_____________________________



                                        Clear Shield National, Inc.



                                        By:___________________________________

                                           Title:_____________________________



                                        Sandusky Plastics of Delaware, Inc.



                                        By:___________________________________

                                           Title:_____________________________



                                        Viskase Corporation



                                        By:___________________________________

                                           Title:_____________________________



                                        Viskase Holding Corporation



                                        By:___________________________________

                                           Title:_____________________________



                                        Viskase Sales Corporation



                                        By:___________________________________

                                           Title:_____________________________

                                                                      Annex 1 to
                                                               Intercreditor and
                                                               Collateral Agency
                                                                       Agreement


                  Other Agreements, Documents and Instruments
                        Included as Collateral Documents


                                      None

                                                                      Annex 2 to
                                                               Intercreditor and
                                                               Collateral Agency
                                                                       Agreement


                         GECC Intercreditor Agreements


1. GECC Intercreditor Agreement, dated as of June 20, 1995, among the Collateral Agent, General Electric Capital Corporation, as Owner Participant under the Lease Documents referred to therein (the "Owner Participant"), Shawmut Bank Connecticut, National Association, as Owner Trustee under the Trust Agreement referred to therein (the "Owner Trustee"), the Borrower and Viskase Corporation, a Pennsylvania corporation ("Viskase").

2. Subordination Agreement (Mortgages), dated as of June 20, 1995, among the Collateral Agent, the Borrower and the Owner Trustee.

3. Subordination Agreement (Intellectual Property), dated as of June 20, 1995, among the Collateral Agent, the Borrower, the Owner Trustee and the Owner Participant.

4. Subordination Agreement (Certain Payments), dated as of June 20, 1995, among the Collateral Agent, the Borrower, the Owner Trustee and the Owner Participant.

                                                                      Annex 3 to
                                                               Intercreditor and
                                                               Collateral Agency
                                                                       Agreement


                                   Guarantors


1.       Sandusky Plastics, Inc., a Delaware corporation.

2.       Clear Shield National, Inc., a California corporation.

3.       Sandusky Plastics of Delaware, Inc., a Delaware corporation.

4.       Viskase Corporation, a Pennsylvania corporation.

5.       Viskase Holding Corporation, a Delaware corporation.

6.       Viskase Sales Corporation, a Delaware corporation.

                                                                      Annex 4 to
                                                               Intercreditor and
                                                               Collateral Agency
                                                                       Agreement


                                   Mortgages


 1. Mortgage, Security Agreement and Assignment of Leases and Rents from Viskase Sales Corporation to B.T. Commercial Corporation, as collateral agent dated as of June 20, 1995 for the property located at 3402 Stanwood Boulevard, Huntsville, Alabama.

2. Mortgage, Security Agreement and Assignment of Leases and Rents from Viskase Sales Corporation to B.T. Commercial Corporation, as collateral agent dated as of June 20, 1995 for the property located at 2221 East State Highway 198, Osceola, Arkansas.

3. Deed of Trust, Security Agreement, Assignment of Lease and Rents in Fixture Filing made by Viskase Sales Corporation in favor of Chicago Title Company for the benefit of B.T. Commercial Corporation, as collateral agent dated as of June 20, 1995 for the property located at 1505 Spring Avenue, SanteFe Springs, California.

4. Revolving Credit Mortgage Security Agreement and Assignment of Leases and Rents from Viskase Sales Corporation to B.T. Commercial Corporation, as collateral agent dated as of June 20, 1995 for the property located at 6855 and 6733 West 65th Street, Chicago, Illinois.

5. Revolving Credit Mortgage Security Agreement and Assignment of Leases and Rents from Clear Shield National, Inc. to B.T. Commercial Corporation, as collateral agent dated as of June 20, 1995 for the property located at 1234 Peterson Drive, Wheeling, Illinois.

6. Revolving Credit Mortgage Security Agreement and Assignment of Leases and Rents from First Chicago Trust Company of Illinois as trustee and Clear Shield National, Inc., as beneficiary to B.T. Commercial Corporation, as collateral agent dated as of June 20, 1995 for the property located at 1175 South Wheeling Road, Wheeling Illinois.

7. Mortgage, Security Agreement and Assignment of Leases and Rents from Viskase Sales Corporation to B.T. Commercial Corporation, as collateral agent dated as of June 20, 1995 for the property located along Route 1, Kentland, Indiana.

8. Mortgage, Security Agreement and Assignment of Leases and Rents from Viskase Sales Corporation to B.T. Commercial Corporation, as collateral agent dated as of June 20, 1995 for the property located at 24th and O'Neal, Centerville, Iowa.

9. Act of Collateral Mortgage, Security Agreement and Assignment of Leases and Rents from Clear Shield National, Inc. to B.T. Commercial Corporation, as collateral agent dated as of June 20, 1995 for the property located at 1214 Hawn Avenue, Shrieveport, Louisiana.

10. Mortgage, Security Agreement and Assignment of Leases and Rents from Clear Shield National, Inc. to B.T. Commercial Corporation, as collateral agent dated as of June 20, 1995 for the property located at 177 Florence Street, Leominster, Massachusetts.

11. Open End Mortgage, Security Agreement and Assignment of Leases and Rents from Viskase Sales Corporation to B.T. Commercial Corporation, as collateral agent dated as of June 20, 1995 for the property located at 1450 South Chillicothe Road, Aurora, Ohio.

12. Open End Mortgage, Security Agreement and Assignment of Leases and Rents from Sandusky Plastics, Inc. to B.T. Commercial Corporation, as collateral agent dated as of June 20, 1995 for the property located at 400 Broadway, Sandusky, Ohio.

13. Leasehold Mortgage, Security Agreement and Assignment of Leases and Rents from Viskase Sales Corporation to B.T. Commercial Corporation, as collateral agent dated as of June 20, 1995 for the property located at Route 3, Indian Meridian Road, Pauls Valley, Oklahoma.

14. Mortgage, Security Agreement and Assignment of Leases and Rents from Viskase Sales Corporation to B.T. Commercial Corporation, as collateral agent dated as of June 20, 1995 for the property located at Route 3, Indian Meridian Road, Pauls Valley, Oklahoma.

15. Open End Mortgage, Security Agreement and Assignment of Leases and Rents from Viskase Sales Corporation to B.T. Commercial Corporation, as collateral agent dated as of June 20, 1995 for the property located in Bensalem, Pennsylvania.

16. Deed of Trust, Security Agreement and Assignment of Leases and Rents from Viskase Sales Corporation to __________________, Trustee for the benefit of B.T. Commercial Corporation, as collateral agent, beneficiary, dated as of June 20, 1995 for the property located along U.S. Highway 11, Louden, Tennessee.

                                                                      Annex 5 to
                                                               Intercreditor and
                                                               Collateral Agency
                                                                       Agreement


                               Pledge Agreements


1. Company Pledge Agreement, dated as of June 20, 1995, made by the Borrower in favor of the Collateral Agent, together with the Stock Powers and Pledge Acknowledgments relating thereto.

2. Subsidiary Pledge Agreement, dated as of June 20, 1995, made by Clear Shield National, Inc. in favor of the Collateral Agent, together with the Stock Powers and Pledge Acknowledgments relating thereto.

3. Subsidiary Pledge Agreement, dated as of June 20, 1995, made by Sandusky Plastics, Inc. in favor of the Collateral Agent, together with the Stock Powers and Pledge Acknowledgments relating thereto.

4. Subsidiary Pledge Agreement, dated as of June 20, 1995, made by Viskase Corporation in favor of the Collateral Agent, together with the Stock Powers and Pledge Acknowledgments relating thereto.

5. Subsidiary Pledge Agreement, dated as of June 20, 1995, made by Viskase Holding Corporation in favor of the Collateral Agent, together with the Stock Powers and Pledge Acknowledgments relating thereto.

6. Pledge of Shares Agreement, made by Viskase Holdings Corporation in favor of the Collateral Agent, together with the Delegation and Certificate of Creation of Pledge related thereto.

                                                                      Annex 6 to
                                                               Intercreditor and
                                                               Collateral Agency
                                                                       Agreement


                              Security Agreements


1. Company Security Agreement, dated as of June 20, 1995, made by the Borrower in favor of the Collateral Agreement, together with the Blocked Account Letter in the form of Exhibit A thereto.

2. Subsidiary Security Agreement, dated as of June 20, 1995, made by Clear Shield National, Inc. in favor of the Collateral Agent, together with the Blocked Account Letter in the form of Exhibit A thereto.

3. Subsidiary Security Agreement, dated as of June 20, 1995, made by Sandusky Plastics, Inc. in favor of the Collateral Agent, together with the Blocked Account Letter in the form of Exhibit A thereto.

4. Subsidiary Security Agreement, dated as of June 20, 1995, made by Sandusky Plastics of Delaware, Inc. in favor of the Collateral Agent, together with the Blocked Account Letter in the form of Exhibit A thereto.

5. Subsidiary Security Agreement, dated as of June 20, 1995, made by Viskase Corporation in favor of the Collateral Agent, together with the Blocked Account Letter in form of Exhibit A thereto.

6. Subsidiary Security Agreement, dated as of June 20, 1999, made by Viskase Holding Corporation in favor of the Collateral Agent, together with the Blocked Account Letter in the form of Exhibit A thereto.

7. Subsidiary Security Agreement, dated as of June 20, 1995, made by Viskase Sales Corporation in favor of the Collateral Agent, together with the Blocked Account Letter in the form of Exhibit A thereto.

8. Intellectual Property Security Agreement, dated as of June 20, 1995, made by Clear Shield National, Inc. in favor of the Collateral Agent, together with the Assignment of Intellectual Property related thereto.

9. Intellectual Property Security Agreement, made by Sandusky Plastics, Inc. in favor of the Collateral Agent, together with the Assignment of Intellectual Property related thereto.

10. Intellectual Property Security Agreement, made by Viskase Corporation in favor of the Collateral Agent, together with the Assignment of Intellectual Property related thereto.